UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2009
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane
Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 821-9091
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
     On December 10, 2009, Sterling Construction Company, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co. and BB&T Capital Markets, a Division of Scott & Stringfellow, LLC, as representatives of the underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 2,400,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a price to the public of $18.00 per share ($17.10 per share net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a thirty day option to purchase up to an additional 360,000 shares of Common Stock to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The Company expects to use the net proceeds from the offering to repay indebtedness outstanding, if any, under its revolving credit facility and to strengthen its balance sheet, including working capital and tangible net worth, in order to fund its business, provide liquidity for future growth and increase its bonding capacity.
Item 8.01 Other Events
     The offering of the Shares has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-152371) of the Company, which was declared effective on August 4, 2008, and the prospectus supplement dated December 10, 2009, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. A legal opinion related to the offer and sale of the Shares is filed herewith as Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated December 10, 2009 between Sterling Construction Company, Inc., D.A. Davidson & Co. and BB&T Capital Markets, a Division of Scott & Stringfellow, LLC

5.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: December 16, 2009	By:	/s/ James H. Allen, Jr.
		Name:	James H. Allen, Jr.
		Title:	Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement dated December 10, 2009 between Sterling Construction Company, Inc., D.A. Davidson & Co. and BB&T Capital Markets, a Division of Scott & Stringfellow, LLC

5.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)